             Annual Report


                              New
                              Horizons
                              Fund

                              -----------------
                              December 31, 1997
                              -----------------





[LOGO OF T. ROWE PRICE APPEARS HERE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
New Horizons Fund

 .    The broad U.S. equity market rode a strong economy to excellent gains in
     1997, but large-cap and dividend-paying issues significantly outperformed smaller growth stocks.

 .    The fund's six-month gain of 8.53% was in keeping with the performance of small-cap growth stocks generally but lagged the broad market.

 .    A modest 9.77% full-year return reflects a challenging environment and some poor-performing holdings in the first half of the year.

 .    Business services and consumer stocks contributed to performance, but technology stocks held back returns, as several important companies in the sector reported disappointing earnings.

 .    Small-cap growth stocks now offer excellent earnings growth at historically low prices and have a chance to outperform in the coming year.

FELLOW SHAREHOLDERS

The stock market continued its extraordinary run in the second half of 1997, despite a brief, sharp correction in the fourth quarter in response to economic and currency turmoil in Asia. The major market indices (S&P 500 and Dow Jones Industrials), led by blue chip issues, finished an unprecedented third consecutive year of annual gains in excess of 20%. Small-cap stocks, which lagged large-caps badly in the first half, rallied strongly in the third quarter but declined in the fourth while large-caps managed a modest further gain. This marked the fourth consecutive year in which small-cap stocks trailed the large-cap indices.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


Periods Ended 12/31/97                          6 Months            12 Months
------------------------------------------------------------------------------
New Horizons Fund                                  8.53%                9.77%
 ..............................................................................
Russell 2000 Index                                11.04                22.36
 ..............................................................................
Russell 2000 Growth Index                          7.34                12.95
 ..............................................................................
Lipper Small Cap Fund Index                        8.50                15.05
 ..............................................................................
S&P 500                                           10.58                33.36
 ..............................................................................

The Performance Comparison table below now includes the Russell 2000 Growth Index, in addition to the Russell 2000 Index and the Lipper Small Cap Fund Index. Of the three, the Russell 2000 Growth Index comes the closest to measuring the universe of small-cap companies with exceptional earnings growth that your fund invests in. The New Horizons Fund performed in line with small-company growth stocks (as represented by the Russell 2000 Growth Index) and the average small-company mutual fund (Lipper Small Cap Fund Index) in the second half, but trailed the broader Russell 2000 and S&P 500. For the full year, the fund lagged all these measures due largely to disappointing performance in the technology sector and among a number of larger holdings. It is worth noting, however, that New Horizons has outperformed the Russell 2000 Growth Index and the Lipper Small Cap Fund Index by wide margins for the longer 3-, 5-, and 10-year periods with the fund rising 99.70%, 144.39%, and 435.12%*, respectively.


* For the 3-, 5-, and 10-year periods, the Russell 2000 Growth Index gained 64.68%, 82.16%, and 254.58%. The Lipper Small Cap Fund Index gained 73.18%, 101.52%, and 318.01%.

YEAR-END DISTRIBUTION

The fund's Directors declared a capital gain distribution of $0.58 per share, consisting of a short-term gain of $0.01 and a long-term gain of $0.57. This distribution was paid on December 30 to shareholders of record on December 26. In January, we mailed your statement reflecting this distribution, and Form 1099-DIV, reporting this payment for tax purposes, was mailed later in the month.

MARKET ENVIRONMENT

Domestic economic conditions remained nearly ideal in the second half of the year. Economic growth was solid and broad-based, with 1997 becoming the seventh consecutive year of growth for the economy, a near-record duration for economic growth without a slowdown. Employment soared to record levels and yet there are no signs of any pickup in inflation. Corporate profit growth remained surprisingly robust. The federal budget deficit shrank to its lowest level since 1974 and a budget surplus is a possibility in fiscal 1998 for the first time since 1969. Congress and the President agreed on a reduction in the tax rate on long-term capital gains, the first such reduction since 1981.

Long-term bond yields fell sharply, ending the year below 6%. In January 1998, the 30-year Treasury bond yield fell to 5.7%, the lowest level in its history. The public continued to be bullish on the stock market as a record dollar amount was invested in equity mutual funds. The only cloud on the horizon was the economic and financial turmoil in Asia, which to date has had a very limited spillover effect on the U.S.

Against this very favorable backdrop, it is not surprising that the stock market soared to record levels. What did surprise us, however, was that small stocks underperformed again. Typically, strong domestic economies benefit small stocks: for example, they led the market out of the last recession, from 1991 through 1993. However, they have generally lagged since then. The main reason is that, while small-company earnings gains have been consistently strong, in the 10% to 15% area, large companies have done even better. That has been the case despite the amazing strength of the U.S. dollar, which theoretically should restrain earnings of companies with significant overseas exposure (primarily large-cap multinationals). In the 1990s, however, cost-cutting and accounting benefits from divestitures has helped

-----------------------
SMALL-CAP STOCK RETURNS
--------------------------------------------------------------------------------


Periods Ended 12/31/97                          6 Months            12 Months
------------------------------------------------------------------------------
Russell 2000 Index                                11.04%               22.36%
 ..............................................................................
Russell 2000 Growth Index                          7.34                12.95
 ..............................................................................
Russell 2000 Value Index                          14.79                31.78
 ..............................................................................

larger companies maintain an edge in earnings growth. Even when small companies have reported faster earnings growth, for example in mid-1997, large-cap performance has rebounded. That happened late in the year when investors sought the perceived safety and liquidity of large-caps in response to the uncertainty and volatility of the markets in the aftermath of the Asian crisis.

Within the small-cap market itself, a divergence occurred between the performance of the small-cap growth and small-cap value sectors. Small-cap growth stocks--our focus--sharply underperformed small-cap value stocks in the second half and for the full year. Earnings shortfalls in the small-cap technology sector were the primary culprit. As the accompanying table shows, the Russell 2000 Growth Index trailed the Russell 2000 Value Index by more than seven percentage points in the second half and by almost 19 percentage points for the full year.

PORTFOLIO REVIEW

In the last six months and for the full year, all sectors except technology contributed to the fund's gain. Business services, the fund's largest sector, continued to be a major contributor to performance, led by long-time holding Paychex, which rose 32% in the second half and nearly 50% for the full year. Paychex, a payroll processor for small businesses, is a prime example of the type of company New Horizons seeks out. In addition to serving a large and growing market, it has strong management, a winning business strategy, limited direct competition, and strong financial returns and cash flow. These qualities have resulted in compound annual earnings growth close to 30% since New Horizons first invested in Paychex in 1987. New Horizons owns 2.75 million shares at an average cost of $2 per share. The stock ended 1997 at $50 per share, and the fund has a profit of over $130 million on our holding. With a market capitalization in excess of $5 billion, Paychex is no longer firmly in the small-cap area, although its earnings show no signs of slowing. At some point, however, we will begin trimming our position in order to recycle the money into smaller companies with similar growth prospects.

Another strong contributor in the second half was Cendant, the product of a December 1997 merger between CUC International and HFS--both long-time positions and top-five holdings at the time of the merger. Cendant's stock rose 33% in the second half and 45% for the full year. New Horizons shareholders have a profit in excess of $150 million on our CUC/HFS investment. As a result of the merger, the combined company now has a market capitalization of approximately $30 billion, but the earnings growth remains vibrant at close to 30% annually. We will reluctantly begin to recycle part of this position as well in order to seek out the winners for the fund over the next five to 10 years.

Unfortunately, most of our investments do not turn out as well as Paychex or CUC and HFS. In fact, many promising small growth companies blow up in the process of trying to grow rapidly into larger entities. Some fail because their market stops growing, and others fall victim to increased competition. Most fail, however, due to a flawed business strategy or lack of execution by management. In 1997, we had a number of large losers for all of the above reasons. Boston Chicken's stock price collapsed when sales failed to grow as fast as expected, a problem compounded by a seemingly clever yet, in retrospect, flawed financial structure. PETsMART and Corporate Express tried to grow much faster than their underlying markets and had to pull in their horns and rethink their growth strategies. Electronics for Imaging plunged in late 1997 due to a botched product transition and severe weakness in its Asian customer base. And, lastly, Mercury Finance self-destructed after the discovery of management fraud and accounting misstatements.

Our job is to identify the most attractive emerging growth sectors in the economy and to find companies with the management, strategy, and finances to grow at above-average rates for long periods. Investing is an art, not a science, and as noted above not all our stock picks work out. If we are unwilling to accept any losers, we will probably not take the risk necessary to invest in many of the major successes of the future. We try to minimize our mistakes and usually cut our losses when a company fails to meet our growth expectations. We maintain a large, diversified portfolio in terms of economic sectors and individual stocks in order to dampen the volatility inherent in small-cap investing. Like baseball, if we have a high enough batting average picking winners over time, fund results will be more than satisfactory and will compensate for the risks taken.

We try to minimize portfolio turnover because we like to hold onto our winners for a long time and because transacting large quantities of small-company stocks can be very expensive. The portfolio turnover rate was 45% in 1997, approximately half the turnover rate of the average small-company fund.

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------


                                       12/31/96        6/30/97        12/31/97
-------------------------------------------------------------------------------
Financial                                    6%             6%              6%
 ...............................................................................
Health Care                                 18             18              18
 ...............................................................................
Consumer                                    16             16              17
 ...............................................................................
Technology                                  23             17              20
 ...............................................................................
Business Services                           25             27              29
 ...............................................................................
Energy                                       5              5               4
 ...............................................................................
Industrial                                   5              4               2
 ...............................................................................
Reserves                                     2              7               4
-------------------------------------------------------------------------------
Total                                      100%           100%            100%

We tend to change our sector weightings gradually over time. During 1997, we continued to increase our business services weightings, now by far the largest sector of the portfolio (29% of fund assets), as noted in the accompanying table. Technology weightings fluctuated but ended the year at 20% of the portfolio, below year-end 1996 levels. Industrial holdings were pared sharply from 5% to 2% of the fund as a result of buyouts of fund holdings as well as reductions or eliminations in several portfolio companies that failed to meet our expectations. Other sector shifts were minor.

OUTLOOK

We were surprised by the magnitude of the overall market's advance in 1997 but quite disappointed by the underperformance of small-cap stocks in general, and small growth stocks and the New Horizons Fund in particular. Entering 1998, economic fundamentals remain strong domestically. Record low inflation prospects and long-term interest rates present a favorable backdrop for the equity markets. The wild card, of course, is whether the U.S. can stay immune to the increasing problems in most Asian countries. If so, our markets can have another satisfactory year. Price declines in the first half of January are unsettling as the January stock market usually sets the course for the full year.

As to small-cap stocks, they generally have limited overseas exposure (except for certain technology companies) and therefore should be less affected fundamentally by any fallout from the Asian crisis. Large companies get a far greater proportion of their earnings from overseas sources. The small-cap growth segment has underperformed dramatically over the past year and valuations have become more attractive. If overall economic growth slows, investors should begin to favor small-company growth issues with their stronger growth prospects. The fundamentals of our stock holdings remain strong with expected future earnings growth of approximately 25% annually according to our analysts' estimates. The New Horizons Fund's relative price-to-earnings ratio (P/E) at year-end was 1.16 times the S&P 500 P/E based on 12-months' forward estimated earnings, firmly in the lower end of its historical 1.0 to 2.0 range. We are optimistic that the fund will generate improved relative performance over the next several years.


Respectfully submitted,


/s/ John H. Laporte

John H. Laporte
President and Chairman of the Investment Advisory Committee

January 24, 1998

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]


---------------------------
NEW HORIZONS FUND P/E RATIO
--------------------------------------------------------------------------------
   12/62           19.2
   12/69           28.6
   12/76           10.4
   12/83           17.3
   12/90           13.6
   12/97           23.6


                           [LINE GRAPH APPEARS HERE]


-------------------------------------------------
NEW HORIZONS FUND P/E RELATIVE TO THE S&P 500 P/E
--------------------------------------------------------------------------------
   12/62           1.12
   12/69           1.57
   12/76           1.07
   12/83           1.86
   12/90           1.01
   12/97           1.16


Note: The fund's P/E ratio is an average, unweighted number based on 12-month forward earnings per share as estimated by the fund's investment manager at each quarter-end.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended December 31, 1997


Ten Best Contributors                                            Ten Worst Contributors
--------------------------------------------------------------------------------------------------------------------------------
Cendant                                               24(cents)  Electronics for Imaging *                            -12(cents)
 ..........................................................       ...............................................................
Paychex                                               16         Altera                                                 8
 ..........................................................       ...............................................................
PLATINUM technology                                   14         Xilinx                                                 7
 ..........................................................       ...............................................................
Cooper Cameron                                         8         SITEL                                                  5
 ..........................................................       ...............................................................
Maxim Integrated Products                              7         OEA                                                    5
 ..........................................................       ...............................................................
COR Therapeutics                                       6         Lam Research                                           5
 ..........................................................       ...............................................................
SunGard Data Systems                                   6         BISYS Group                                            5
 ..........................................................       ...............................................................
Apollo Group                                           6         Zonagen *                                              4
 ..........................................................       ...............................................................
Mutual Risk Management                                 6         Remedy                                                 3
 ..........................................................       ...............................................................
BMC Software                                           5         Lone Star Steakhouse & Saloon                          3
----------------------------------------------------------       ---------------------------------------------------------------
Total                                                 98(cents)  Total                                                -57(cents)




12 Months Ended December 31, 1997

Ten Best Contributors                                            Ten Worst Contributors
--------------------------------------------------------------------------------------------------------------------------------
Cendant                                               26(cents)  Boston Chicken **                                    -17(cents)
 ..........................................................       ...............................................................
Paychex                                               22         Electronics for Imaging *                             12
 ..........................................................       ...............................................................
Maxim Integrated Products                             16         3Com **                                                9
 ..........................................................       ...............................................................
General Nutrition                                     15         PETsMART **                                            9
 ..........................................................       ...............................................................
BMC Software                                          15         Corporate Express                                      8
 ..........................................................       ...............................................................
Cooper Cameron                                        14         OEA                                                    8
 ..........................................................       ...............................................................
PLATINUM technology                                   14         Mercury Finance **                                     8
 ..........................................................       ...............................................................
America Online                                        10         Shiva **                                               8
 ..........................................................       ...............................................................
SunGard Data Systems                                  10         Employee Solutions                                     7
 ..........................................................       ...............................................................
Mutual Risk Management                                 9         FORE Systems **                                        7
----------------------------------------------------------       ---------------------------------------------------------------
Total                                                151(cents)  Total                                               -93(cents)

 * Position added
** Position eliminated

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/97
--------------------------------------------------------------------------------
Cendant                                                                    3.7%
 ................................................................................
Paychex                                                                    2.7
 ................................................................................
Maxim Integrated Products                                                  1.3
 ................................................................................
Quorum Health Group                                                        1.1
 ................................................................................
Cooper Cameron                                                             1.1
--------------------------------------------------------------------------------
Mutual Risk Management                                                     1.0
 ................................................................................
PLATINUM technology                                                        1.0
 ................................................................................
General Nutrition                                                          1.0
 ................................................................................
Analog Devices                                                             1.0
 ................................................................................
Synopsys                                                                   1.0
--------------------------------------------------------------------------------
SunGard Data Systems                                                       1.0
 ................................................................................
Apollo Group                                                               0.9
 ................................................................................
Orthodontic Centers Of America                                             0.9
 ................................................................................
Outback Steakhouse                                                         0.9
 ................................................................................
JP Foodservice                                                             0.9
--------------------------------------------------------------------------------
Sylvan Learning Systems                                                    0.8
 ................................................................................
COREStaff                                                                  0.8
 ................................................................................
Concentra Managed Care                                                     0.8
 ................................................................................
Renal Care Group                                                           0.8
 ................................................................................
Omnicare                                                                   0.8
--------------------------------------------------------------------------------
Network Associates                                                         0.8
 ................................................................................
BMC Software                                                               0.8
 ................................................................................
PennCorp Financial Group                                                   0.8
 ................................................................................
USA Waste Services                                                         0.8
 ................................................................................
Catalina Marketing                                                         0.8
--------------------------------------------------------------------------------
Total                                                                     27.5%

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

NEW HORIZONS FUND
--------------------------------------------------------------------------------
LINE GRAPH APPEARS HERE]


                   Lipper                 Russell              New
                   Small Cap              2000                 Horizon
Date               Fund Index             Index                Fund
-----              ----------             -------              ------
12/87              10,000                 10,000               10,000
12/88              11,938                 12,502               11,401
12/89              14,894                 14,535               14,386
12/90              13,299                 11,704               13,001
12/91              20,286                 15,589               18,374
12/92              22,778                 20,240               21,897
12/93              26,665                 24,061               26,716
12/94              26,734                 23,622               26,796
12/95              35,751                 30,343               41,653
12/96              41,409                 35,347               48,747
12/97              48,885                 43,252               53,512


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/97               1 Year    3 Years   5 Years  10 Years
--------------------------------------------------------------------------
New Horizons Fund                     9.77%     25.93%    19.57%    18.26%
 ..........................................................................
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  Year
                                 Ended
                              12/31/97    12/31/96    12/31/95    12/31/94    12/31/93
NET ASSET VALUE
Beginning of period          $   21.77   $   20.50   $   14.76   $   16.16   $   15.53
                             ..........................................................
Investment activities
 net investment income           (0.12)      (0.08)      (0.04)      (0.07)      (0.07)
 Net realized and
 unrealized gain (loss)           2.23        3.54        8.19        0.10        3.40
                             ..........................................................
 Total from
 investment activities            2.11        3.46        8.15        0.03        3.33
                             ..........................................................
Distributions
 net realized gain               (0.58)      (2.19)      (2.41)      (1.43)      (2.70)
                             ..........................................................
NET ASSET VALUE
End of period                $   23.30   $   21.77   $   20.50   $   14.76   $   16.16
                             ----------------------------------------------------------
Ratios/Supplemental Data

Total return                      9.77%      17.03%      55.44%       0.30%      22.01%
 .......................................................................................
Ratio of expenses to
average net assets                0.88%       0.90%       0.90%       0.93%       0.93%
 .......................................................................................
Ratio of net investment
income to average
net assets                      (0.57)%     (0.41)%     (0.23)%     (0.50)%     (0.50)%
 .......................................................................................
Portfolio turnover rate           45.2%       41.4%       55.9%       44.3%       49.4%
 .......................................................................................
Average commission
rate paid                    $  0.0368   $  0.0416           -           -           -
 .......................................................................................
Net assets, end of period
(in millions)                $   5,104   $   4,363   $   2,855   $   1,648   $   1,628
 .......................................................................................


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
                                                              December 31, 1997

------------------------
PORTFOLIO OF INVESTMENTS                            Shares/Par          Value
--------------------------------------------------------------------------------
                                                                 In thousands
EQUITY INVESTMENTS
AND CONVERTIBLES **  96.5%

FINANCIAL  5.6%

Insurance  4.0%

CMAC Investment                                        600,000    $    36,225
 ...............................................................................
ESG Re *                                               350,000          8,181
 ...............................................................................
Medical Assurance *                                    466,082         13,109
 ...............................................................................
Mutual Risk Management                               1,720,000         51,492
 ...............................................................................
PennCorp Financial Group                             1,100,000         39,256
 ...............................................................................
Presidential Life                                      977,200         19,972
 ...............................................................................
PXRE                                                   296,700          9,847
 ...............................................................................
UICI *                                                 754,500         26,455
 ...............................................................................
                                                                      204,537
                                                                    ...........

Financial Services  1.6%

Aames Financial                                      1,000,000         12,937
 ...............................................................................
Affiliated Managers Group *                            200,000          5,800
 ...............................................................................
Delta Financial *                                      400,000          5,350
 ...............................................................................
First Alliance *                                        80,000          1,480
 ...............................................................................
First Investors Financial * +                          400,000          2,700
 ...............................................................................
ITG *                                                  200,000          5,650
 ...............................................................................
Lasalle Partners *                                     447,500         15,942
 ...............................................................................
Legg Mason                                             300,000         16,781
 ...............................................................................
Money Store                                            549,500         11,540
 ...............................................................................
Ocwen Financial *                                      200,000          5,088
 ...............................................................................
World Acceptance *                                     206,700          1,117
 ...............................................................................
                                                                       84,385
                                                                    ...........
Total Financial                                                       288,922
                                                                    ...........
HEALTH CARE  17.8%

Pharmaceuticals  1.1%

Agouron Pharmaceuticals *                              200,000          5,856
 ...............................................................................
Alkermes *                                             404,900          7,997
 ...............................................................................
Flamel Technologies ADR *                              140,000            271
 ...............................................................................
Genta, Units (Each unit consists of 1 share
   Cvt. Pfd. (Series A) and 1 Warrant) * ++             50,000            125
 ...............................................................................

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                                    Shares/Par          Value
--------------------------------------------------------------------------------
                                                                 In thousands
Genta, Warrants, 9/24/98 * ++                           50,000   $          0
 ................................................................................
Immulogic Pharmaceuticals *                          1,000,000          1,891
 ................................................................................
Incyte Pharmaceuticals *                               400,000         17,850
 ................................................................................
Inhale Therapeutic Systems *                           300,000          7,763
 ................................................................................
Inhale Therapeutic Systems * ++                        243,750          5,676
 ................................................................................
Magainin Pharmaceuticals *                             516,800          4,182
 ................................................................................
Magainin Pharmaceuticals * ++                          518,921          3,766
 ................................................................................
Magainin Pharmaceuticals, Warrants, 8/6/01 * ++        337,299              0
 ................................................................................
Perrigo *                                              190,000          2,553
 ................................................................................
                                                                       57,930
                                                                 ...............
Biotechnology  5.8%

Aurora Biosciences *                                   175,200          2,234
 ................................................................................
Biogen *                                               650,000         23,684
 ................................................................................
Bioreliance *                                          172,800          3,974
 ................................................................................
BioTransplant *                                         62,500            348
 ................................................................................
Cambridge Neuroscience *                               250,000            504
 ................................................................................
Cell Genesys *                                         275,000          2,329
 ................................................................................
Cell Therapeutics *                                    500,000          8,437
 ................................................................................
Cephalon *                                             250,000          2,852
 ................................................................................
COR Therapeutics * +                                 1,265,200         28,546
 ................................................................................
Corvas International * +                               900,000          3,600
 ................................................................................
Creative Biomolecules *                                150,000          1,125
 ................................................................................
CytoTherapeutics *                                     500,000          1,984
 ................................................................................
Epix Medical * +                                       525,000          6,727
 ................................................................................
GeneMedicine *                                         300,000          1,556
 ................................................................................
Genta *                                                 12,931             11
 ................................................................................
Gilead Sciences *                                      568,800         21,828
 ................................................................................
Gliatech *                                             220,000          2,296
 ................................................................................
Guilford Pharmaceuticals *                             600,000         12,187
 ................................................................................
Human Genome Sciences *                                360,000         14,355
 ................................................................................
IBAH, (Series A), Cv. Pfd. * ++                        214,190          1,980
 ................................................................................
IBAH, Warrants, 8/11/00 * ++                           642,570            705
 ................................................................................
IDEXX Laboratories *                                 1,000,000         16,031
 ................................................................................
ILEX Oncology *                                        300,000          2,288
 ................................................................................
Imclone Systems *                                      650,000          5,159
 ................................................................................
Intercardia *                                          300,000          5,466
 ................................................................................

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                    Shares/Par          Value
--------------------------------------------------------------------------------
                                                                 In thousands

Isis Pharmaceuticals (Class B) *                       500,000      $   6,219
 ...............................................................................
Ligand Pharmaceuticals *                               370,000          4,787
 ...............................................................................
MedImmune *                                            300,000         12,900
 ...............................................................................
Millennium Pharmaceuticals *                           942,500         18,084
 ...............................................................................
Nabi *                                               1,000,000          3,469
 ...............................................................................
NaPro BioTherapeutics *                                331,400            818
 ...............................................................................
Neurocrine Biosciences *                               287,800          2,302
 ...............................................................................
Neurogen *                                             100,000          1,375
 ...............................................................................
NPS Pharmaceuticals * +                                900,000          6,891
 ...............................................................................
OSI Pharmaceuticals *                                  687,500          4,598
 ...............................................................................
PathoGenesis *                                         600,000         22,312
 ...............................................................................
Pharmacopeia *                                         240,600          3,865
 ...............................................................................
SangStat Medical *                                     100,000          4,056
 ...............................................................................
Shaman Pharmaceuticals * +                           1,000,000          4,844
 ...............................................................................
Synaptic Pharmaceutical *                              480,000          5,100
 ...............................................................................
Targeted Genetics *                                    445,000          1,154
 ...............................................................................
Targeted Genetics, Warrants, 1/31/98 *                 135,000              1
 ...............................................................................
Triangle Pharmaceuticals *                             100,000          1,494
 ...............................................................................
Trimeris *                                             350,000          4,539
 ...............................................................................
Xenova Group (GBP) *                                   517,500          1,275
 ...............................................................................
Xenova Group ADR * +                                 1,170,000          2,559
 ...............................................................................
Zonagen * +                                            600,000         10,931
 ...............................................................................
                                                                      293,779
                                                                    ...........
Medical Equipment  0.4%

Dentsply International                                 750,000         23,180
 ...............................................................................
                                                                       23,180
                                                                    ...........
Medical Instruments and Devices  2.3%

Arrow International                                    360,000         13,455
 ...............................................................................
Cardima * +                                            500,000          2,187
 ...............................................................................
CardioGenesis *                                        330,000          2,104
 ...............................................................................
CardioVascular Dynamics *                              150,080            821
 ...............................................................................
Conceptus *                                             60,000            308
 ...............................................................................
Diagnostic Products                                     25,900            719
 ...............................................................................
Haemonetics *                                          300,000          4,200
 ...............................................................................
Incontrol *                                            470,000          2,849
 ...............................................................................
Innovasive Devices *                                   100,000            912
 ...............................................................................
Mentor                                                  65,000          2,389
 ...............................................................................

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                    Shares/Par          Value
--------------------------------------------------------------------------------
                                                                 In thousands
Metra Biosystems *                                     179,700   $        679
 ................................................................................
R.P. Scherer *                                         400,000         24,400
 ................................................................................
ResMed *                                               287,500          8,086
 ................................................................................
ReSound * ++                                           773,023          3,783
 ................................................................................
Stryker                                                600,000         22,350
 ................................................................................
Sybron International *                                 500,000         23,469
 ................................................................................
Utah Medical Products *                                400,000          2,725
 ................................................................................
                                                                      115,436
                                                                 ...............
Health Care Services  8.2%

Access Health Marketing *                              108,000          3,159
 ................................................................................
American Oncology Resources *                          739,100         11,872
 ................................................................................
American Physician Partners *                          600,000          6,394
 ................................................................................
Ameripath *                                            600,000         10,237
 ................................................................................
APACHE Medical Systems *                               160,000            215
 ................................................................................
Carematrix *                                           400,000         11,500
 ................................................................................
Cerner *                                               200,000          4,262
 ................................................................................
Collaborative Clinical Research *                      275,000          1,418
 ................................................................................
Concentra Managed Care *                             1,200,000         40,425
 ................................................................................
Harborside Healthcare *                                342,200          6,758
 ................................................................................
HCIA *                                                 250,000          3,031
 ................................................................................
Health Management *                                    144,700            864
 ................................................................................
HealthSouth *                                          600,000         16,650
 ................................................................................
IDX Systems *                                          777,800         28,827
 ................................................................................
LanVision Systems *                                    222,000          1,027
 ................................................................................
Medical Alliance *                                     185,200            758
 ................................................................................
Medical Manager *                                      390,000          7,093
 ................................................................................
NCS HealthCare *                                       915,000         24,133
 ................................................................................
NeoPath *                                              550,000          7,184
 ................................................................................
Omnicare                                             1,277,131         39,591
 ................................................................................
Pharmerica *                                           658,300          6,892
 ................................................................................
Quorum Health Group *                                2,100,000         55,125
 ................................................................................
Raytel Medical * +                                     470,000          5,434
 ................................................................................
Renal Care Group * +                                 1,250,000         40,156
 ................................................................................
Renal Treatment Center *                               810,400         29,276
 ................................................................................
Stericycle *                                           425,000          6,189
 ................................................................................
Summit Medical Systems *                               100,000            150
 ................................................................................
Sunrise Assisted Living *                              250,000         10,719
 ................................................................................

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                         Shares/Par    Value
------------------------------------------------------------------------------
                                                                In thousands
Superior Consultant Holdings *                              100,000  $ 2,988
 ..............................................................................
Synetic *                                                   112,700    4,163
 ..............................................................................
Synetic, Cvt. Sub. Deb., 5.00%, 2/15/07                 $12,000,000   10,200
 ..............................................................................
T Cell Sciences *                                           200,000      488
 ..............................................................................
Total Renal Care *                                          530,166   14,580
 ..............................................................................
United Dental Care * +                                      564,500    6,139
 ..............................................................................
UroMed, Cvt. Sub. Notes, (144a), 6.00%, 10/15/03        $ 3,000,000    1,641
 ..............................................................................
                                                                     419,538
                                                                   ...........
Total Health Care                                                    909,863
                                                                   ...........
CONSUMER  17.1%

Soft Goods Retailers  1.4%

Fabri-Centers of America (Class B) *                        570,000   11,792
 ..............................................................................
Gadzooks * +                                                700,000   14,787
 ..............................................................................
Gymboree *                                                  750,000   20,578
 ..............................................................................
Jos. A. Bank Clothiers *                                    200,000    1,088
 ..............................................................................
Loehmanns *                                                 193,500    1,131
 ..............................................................................
Urban Outfitters * +                                      1,087,100   19,975
 ..............................................................................
                                                                      69,351
                                                                   ...........

Hard Goods Retailers  3.1%

Caseys General Stores                                       500,000   12,781
 ..............................................................................
Discount Auto Parts * +                                   1,100,000   21,038
 ..............................................................................
Dominicks Supermarkets *                                    600,000   21,900
 ..............................................................................
General Nutrition *                                       1,500,000   50,906
 ..............................................................................
Guitar Center *                                             168,000    3,906
 ..............................................................................
Micro Warehouse *                                           250,000    3,492
 ..............................................................................
Republic Industries *                                     1,235,000   28,791
 ..............................................................................
TSC * +                                                     792,500   11,343
 ..............................................................................
West Marine *                                               250,000    5,625
 ..............................................................................
                                                                     159,782
                                                                   ...........

Consumer Durables  0.0%

GT Bicycles *                                                53,800      316
 ..............................................................................
                                                                         316
                                                                   ...........

Consumer Nondurables  1.9%

American Italian Pasta (Class A) *                          138,000    3,450
 ..............................................................................
Beringer Wine Estates Holdings *                            128,700    4,891
 ..............................................................................

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                        Shares/Par     Value
------------------------------------------------------------------------------
                                                                In thousands
Jones Apparel Group *                                      500,000  $ 21,500
 ..............................................................................
Linens `n Things *                                         200,000     8,725
 ..............................................................................
Nautica Enterprises *                                      900,000    21,150
 ..............................................................................
QuikSilver *                                               350,000    10,084
 ..............................................................................
Rayovac *                                                  300,000     5,775
 ..............................................................................
St. John Knits                                             350,000    14,000
 ..............................................................................
Tommy Hilfiger *                                           187,700     6,593
 ..............................................................................
                                                                      96,168
                                                                   ...........

Restaurants  1.7%

Einstein/Noah Bagel *                                      750,000     4,196
 ..............................................................................
Lone Star Steakhouse & Saloon *                            660,000    11,591
 ..............................................................................
Outback Steakhouse *                                     1,550,000    44,853
 ..............................................................................
Schlotzsky's *                                             170,000     2,486
 ..............................................................................
Silver Diner * + ++                                        750,000       812
 ..............................................................................
Sonic * +                                                  702,500    19,846
 ..............................................................................
                                                                      83,784

Entertainment  0.8%

Carmike Cinemas (Class A) *                                500,000    14,344
 ..............................................................................
Cinar Films (Class B) *                                    106,850     4,127
 ..............................................................................
Dover Downs Entertainment +                                150,000     3,441
 ..............................................................................
International Speedway (Class A)                            34,800       826
 ..............................................................................
Penske Motorsports *                                       350,000     8,728
 ..............................................................................
Speedway Motorsports *                                     350,000     8,684
 ..............................................................................
Spice Entertainment * +                                    650,000     2,580
 ..............................................................................
                                                                      42,730
                                                                   ...........

Consumer Services  8.2%

Ambassadors International * +                              433,000     8,308
 ..............................................................................
Apollo Group (Class A) *                                 1,000,000    47,375
 ..............................................................................
Avis Rent A Car *                                          550,000    17,566
 ..............................................................................
Cendant *                                                5,500,000   189,063
 ..............................................................................
Devry *                                                    150,000     4,781
 ..............................................................................
Diamond Home Services *                                    390,800     2,833
 ..............................................................................
Equity Corp International * +                            1,413,500    32,687
 ..............................................................................
Extended Stay America *                                  2,000,000    24,875
 ..............................................................................
Learning Tree International *                              375,000    10,898
 ..............................................................................
Signature Resorts *                                        531,600    11,662
 ..............................................................................

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                         Shares/Par    Value
------------------------------------------------------------------------------
                                                                In thousands
Strayer Education                                           674,250 $ 22,756
 ..............................................................................
Sylvan Learning Systems *                                 1,100,000   43,175
 ..............................................................................
TRM Copy Centers * +                                        425,000    3,878
 ..............................................................................
                                                                     419,857
                                                                   ...........
Total Consumer                                                       871,988
                                                                   ...........

TECHNOLOGY  19.9%

Computer Software  6.5%

Advent Software *                                           250,000    7,328
 ..............................................................................
BMC Software *                                              600,000   39,337
 ..............................................................................
CBT ADR *                                                   250,000   20,547
 ..............................................................................
Electronic Arts *                                           350,000   13,245
 ..............................................................................
Great Plains Software *                                     270,000    7,391
 ..............................................................................
i2 Technologies *                                           150,000    7,917
 ..............................................................................
Integrated Systems *                                        500,000    6,938
 ..............................................................................
Legato Systems *                                            150,000    6,581
 ..............................................................................
Manugistics Group *                                         100,000    4,444
 ..............................................................................
MetaCreations *                                             250,000    2,766
 ..............................................................................
Network Associates *                                        750,000   39,586
 ..............................................................................
PLATINUM technology *                                     1,800,000   50,962
 ..............................................................................
Remedy *                                                    300,000    6,319
 ..............................................................................
Security Dynamics Technologies *                            750,000   26,859
 ..............................................................................
Summit Design *                                             600,000    6,188
 ..............................................................................
Synopsys *                                                1,375,000   49,070
 ..............................................................................
Vantive *                                                   200,000    5,025
 ..............................................................................
VERITAS Software *                                          400,000   20,350
 ..............................................................................
Visio *                                                     300,000   11,569
 ..............................................................................
                                                                     332,422
                                                                   ...........

Semiconductors and Components  8.5%

Altera *                                                    850,000   28,183
 ..............................................................................
ANADIGICS *                                                 300,000    9,150
 ..............................................................................
Analog Devices *                                          1,800,000   49,837
 ..............................................................................
Applied Micro Circuits *                                    350,000    4,353
 ..............................................................................
Berg Electronics *                                        1,000,000   22,750
 ..............................................................................
Brooks Automation *                                         275,000    5,019
 ..............................................................................
Burr Brown *                                                600,000   19,312
 ..............................................................................

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                          Shares/Par    Value
-------------------------------------------------------------------------------
                                                                 In thousands
Cognex *                                                     550,000  $15,022
 ...............................................................................
KLA Instruments *                                            500,000   19,297
 ...............................................................................
Lam Research *                                               750,000   21,984
 ...............................................................................
Lattice Semiconductor *                                      550,000   26,125
 ...............................................................................
Linear Technology                                            650,000   37,416
 ...............................................................................
Maxim Integrated Products *                                1,850,000   63,940
 ...............................................................................
Methode Electronics (Class A)                                300,000    4,894
 ...............................................................................
Micrel *                                                     450,000   12,741
 ...............................................................................
Microchip Technology *                                       650,000   19,541
 ...............................................................................
Molex                                                         97,656    3,131
 ...............................................................................
Novellus Systems *                                           250,000    8,086
 ...............................................................................
PMC-Sierra *                                                 250,000    7,797
 ...............................................................................
Pri Automation *                                             150,000    4,341
 ...............................................................................
Qlogic *                                                     300,000    8,906
 ...............................................................................
SIPEX *                                                      250,000    7,578
 ...............................................................................
Xilinx *                                                   1,000,000   35,000
 ...............................................................................
                                                                      434,403
                                                                    ...........

Networking and Telecom Equipment  1.7%

Advanced Fibre Communications *                              500,000   14,625
 ...............................................................................
CIENA *                                                      150,000    9,187
 ...............................................................................
Digital Microwave *                                          255,000    3,713
 ...............................................................................
Electromagnetic Sciences *                                   262,500    5,316
 ...............................................................................
Glenayre Technologies *                                      400,000    3,975
 ...............................................................................
Level One *                                                  350,000    9,866
 ...............................................................................
Orckit Communications *                                      150,000    2,775
 ...............................................................................
PairGain Technologies *                                      800,000   15,525
 ...............................................................................
Teledata Communications *                                    500,000    9,125
 ...............................................................................
VideoServer *                                                500,000    8,031
 ...............................................................................
Xylan *                                                      200,000    3,038
 ...............................................................................
                                                                       85,176
                                                                    ...........

Computer Hardware/Peripherals  1.7%

Adaptec *                                                    700,000   26,031
 ...............................................................................
Box Hill Systems *                                           400,000    4,175
 ...............................................................................
Electronics for Imaging *                                  1,250,000   20,742
 ...............................................................................
Sequent Computer Systems *                                 1,225,000   24,577
 ...............................................................................
Splash Technology Holdings *                                 400,000    9,100
 ...............................................................................
                                                                       84,625
                                                                    ...........

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                       Shares/Par       Value
-------------------------------------------------------------------------------
                                                                 In thousands
E-Commerce 1.5%
Amazon *                                                   81,100  $    4,889
 ...............................................................................
America Online *                                          200,000      17,837
 ...............................................................................
Checkfree *                                               250,000       6,797
 ...............................................................................
E*TRADE *                                                 570,000      13,128
 ...............................................................................
Harbinger *                                               350,000       9,844
 ...............................................................................
Sterling Commerce *                                       700,000      26,906
 ...............................................................................
                                                                       79,401
                                                                  .............
Total Technology                                                    1,016,027
                                                                  .............

BUSINESS SERVICES  29.4%

Telecom Services  2.9%

Arch Communications *                                     410,447       2,129
 ...............................................................................
Brightpoint *                                             500,000       6,937
 ...............................................................................
Cellular Communications International *                   500,000      23,375
 ...............................................................................
Commnet Cellular *                                        100,000       3,569
 ...............................................................................
Intermedia Communications *                               250,000      15,172
 ...............................................................................
MetroCal *                                                675,000       3,354
 ...............................................................................
Metromedia International *                              1,265,700      12,024
 ...............................................................................
MetroNet Communications *                                 501,000       8,501
 ...............................................................................
Millicom International Cellular *                         200,000       7,475
 ...............................................................................
NTL *                                                     266,666       7,417
 ...............................................................................
Paging Network *                                        2,500,000      26,953
 ...............................................................................
Powertel *                                                500,000       8,422
 ...............................................................................
SmarTalk TeleServices *                                   750,000      17,133
 ...............................................................................
Vanguard Cellular (Class A) *                             645,000       8,244
 ...............................................................................
                                                                      150,705
                                                                    ...........
Computer Services  6.4%

Acxiom *                                                  500,000       9,563
 ...............................................................................
Affiliated Computer Services (Class A) *                  750,000      19,734
 ...............................................................................
American Management Systems *                             325,000       6,317
 ...............................................................................
BISYS Group *                                           1,135,000      37,881
 ...............................................................................
Concord EFS *                                             126,500       3,155
 ...............................................................................
ENVOY *                                                   200,000       5,863
 ...............................................................................
FIserv *                                                  200,000       9,850
 ...............................................................................
National Data                                             971,500      35,095
 ...............................................................................

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                      Shares/Par        Value
-------------------------------------------------------------------------------
                                                                 In thousands
Paychex                                                2,750,000   $  139,734
 ...............................................................................
Registry *                                               200,000        9,250
 ...............................................................................
SunGard Data Systems *                                 1,574,500       48,809
 ...............................................................................
                                                                      325,251
                                                                  .............
Distribution  5.7%

BT Office Products International *                       300,300        2,327
 ...............................................................................
Corporate Express *                                    2,534,000       32,704
 ...............................................................................
Henry Schein *                                         1,000,000       35,125
 ...............................................................................
InaCom * +                                               850,000       23,853
 ...............................................................................
JP Foodservice * +                                     1,200,000       44,325
 ...............................................................................
MSC *                                                    600,000       25,425
 ...............................................................................
Patterson Dental *                                       400,000       18,200
 ...............................................................................
Richfood Holdings                                      1,000,000       28,250
 ...............................................................................
Strategic Distribution * +                             1,761,000        8,035
 ...............................................................................
Tech Data *                                              650,000       25,350
 ...............................................................................
United Stationers *                                      335,000       16,101
 ...............................................................................
Watsco (Class A)                                       1,216,200       30,025
 ...............................................................................
                                                                      289,720
                                                                  .............

Transportation  0.6%

Coach USA * +                                          1,000,000       33,500
 ...............................................................................
                                                                       33,500
                                                                  .............

Media and Advertising  4.6%

ADVO *                                                 1,155,000       22,523
 ...............................................................................
Catalina Marketing *                                     845,000       39,081
 ...............................................................................
Clear Channel Communications *                           200,000       15,888
 ...............................................................................
CMP Media *                                              601,100       10,369
 ...............................................................................
Getty Communications ADR *                               700,000       10,456
 ...............................................................................
Jacor Communications *                                   588,200       31,285
 ...............................................................................
Lamar Advertising *                                      206,000        8,214
 ...............................................................................
Metro Networks *                                         405,800       13,544
 ...............................................................................
Outdoor Systems *                                        878,250       33,703
 ...............................................................................
Pegasus Communications *                                 283,000        5,819
 ...............................................................................
Scandinavian Broadcasting Systems *                      300,000        7,275
 ...............................................................................
The Peterson Companies (Class A) *                       200,000        4,600
 ...............................................................................
Universal Outdoor Holdings *                             500,000       26,062
 ...............................................................................
Young Broadcasting (Class A) *                           100,000        3,919
 ...............................................................................
                                                                      232,738
                                                                  .............

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--------------------------------------------------------------------------------


                                                      Shares/Par       Value
------------------------------------------------------------------------------
                                                                In thousands
Environmental 1.2%
American Disposal Services *                              75,000   $   2,742
 ..............................................................................
Superior Services *                                      677,000      19,760
 ..............................................................................
USA Waste Services *                                   1,000,000      39,250
 ..............................................................................
Waste Industries *                                       100,000       1,831
 ..............................................................................
                                                                      63,583
                                                                   ...........

Engineering and Construction  0.5%

Insituform Technologies (Class A) *                      347,125       2,690
 ..............................................................................
Tetra Tech *                                             750,000      15,187
 ..............................................................................
Toll Brothers *                                          250,000       6,688
 ..............................................................................
                                                                      24,565
                                                                   ...........

Miscellaneous Business Services  7.5%

AccuStaff *                                            1,333,304      30,666
 ..............................................................................
Alternative Resources * +                                850,000      19,656
 ..............................................................................
Comfort Systems USA *                                    300,000       5,925
 ..............................................................................
Copart * +                                               743,000      13,142
 ..............................................................................
COREStaff * +                                          1,600,000      42,600
 ..............................................................................
Data Processing Resources *                              175,000       4,495
 ..............................................................................
Donnelley Enterprise Solutions * +                       350,000       2,778
 ..............................................................................
Employee Solutions *                                     536,800       2,349
 ..............................................................................
G & K Services                                           400,000      16,800
 ..............................................................................
IntelliQuest Information Group * +                       750,000       9,844
 ..............................................................................
Lason *                                                  510,000      13,483
 ..............................................................................
MemberWorks *                                            350,000       7,394
 ..............................................................................
META Group * +                                           511,600      11,415
 ..............................................................................
NFO Worldwide * +                                      1,326,000      27,763
 ..............................................................................
Orthodontic Centers of America * +                     2,730,000      45,386
 ..............................................................................
Outsource International * +                              500,000       5,938
 ..............................................................................
Paxar *                                                  450,000       6,666
 ..............................................................................
ProBusiness Services *                                   125,000       2,836
 ..............................................................................
Romac International *                                    436,000      10,655
 ..............................................................................
SITEL *                                                1,000,000       9,125
 ..............................................................................
Snyder Communications *                                  702,000      25,623
 ..............................................................................
Source Services * +                                      900,000      19,294
 ..............................................................................
Staffing Resources * ++                                  200,000       1,020
 ..............................................................................
Startek *                                                100,000       1,138
 ..............................................................................

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                       Shares/Par       Value
-------------------------------------------------------------------------------
                                                                 In thousands
The Vincam Group *                                         55,500   $   1,502
 ...............................................................................
Tier Technologies *                                       467,600       4,997
 ...............................................................................
Trammell Crow *                                           400,000      10,300
 ...............................................................................
Trident International *                                   135,000       1,738
 ...............................................................................
Viking Office Products *                                  400,000       8,787
 ...............................................................................
West TeleServices *                                       500,000       6,016
 ...............................................................................
Whittman-Hart *                                           300,400      10,401
 ...............................................................................
WorldCorp * +                                             890,000       1,001
 ...............................................................................
                                                                      380,733
                                                                  .............
Total Business Services                                             1,500,795
                                                                  .............
ENERGY  4.3%

Exploration and Production  0.8%

Barrett Resources *                                       450,000      13,612
 ...............................................................................
Basin Exploration *                                       250,000       4,438
 ...............................................................................
Berkley Petroleum (CAD) *                                 500,000       5,248
 ...............................................................................
Devon Energy                                              300,387      11,565
 ...............................................................................
Noble Affiliates                                          200,000       7,050
 ...............................................................................
                                                                       41,913
                                                                  .............
Energy Services  3.5%

BJ Services *                                             400,000      28,775
 ...............................................................................
Camco International                                       450,000      28,659
 ...............................................................................
Cooper Cameron *                                          900,000      54,900
 ...............................................................................
Smith International *                                     500,000      30,688
 ...............................................................................
Weatherford Enterra *                                     775,000      33,906
 ...............................................................................
                                                                      176,928
                                                                  .............
Total Energy                                                          218,841
                                                                  .............
INDUSTRIAL  2.1%

Paper and Forest Products  0.2%

Lydall *                                                  500,000       9,750
 ...............................................................................
                                                                        9,750
                                                                  .............
Auto Related  0.6%

Aftermarket Technology *                                  500,000       9,156
 ...............................................................................

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


                                                     Shares/Par        Value
-------------------------------------------------------------------------------
                                                                In thousands

Global Motorsport Group *                               197,900   $    2,313
 ..............................................................................
OEA                                                     573,600       16,599
 ..............................................................................
                                                                      28,068
                                                                  ............
Machinery  1.3%

Danaher                                                 400,000       25,250
 ..............................................................................
DT Industries                                           150,000        5,119
 ..............................................................................
Group Maintenance America *                             400,000        6,725
 ..............................................................................
Innovative Valve Technologies *                         153,500        3,089
 ..............................................................................
Teleflex                                                600,000       22,650
 ..............................................................................
United Rentals *                                        254,000        4,905
 ..............................................................................
                                                                      67,738
                                                                  ............
Total Industrial                                                     105,556
                                                                  ............
MISCELLANEOUS COMMON STOCKS  0.3%

Delta Pine & Land                                       266,666        8,133
 ..............................................................................
Other Miscellaneous Common Stocks                                      7,601
 ..............................................................................
Total Miscellaneous Common Stocks                                     15,734
                                                                  ............
Total Equity Investments and Convertibles
(Cost $3,451,394)                                                  4,927,726
                                                                  ............

Short-Term Investments  2.2%

Money Market Fund  2.0%

Reserve Investment Fund, 5.84% #                   $102,050,909      102,051
 ..............................................................................
                                                                     102,051
                                                                  ............
Structured Investment Vehicle  0.2%
Short Term Card Account Trust, VR
     (144a), 6.00%, 1/15/98                          10,000,000       10,000
 ..............................................................................
                                                                      10,000
                                                                  ............
Total Short-Term Investments (Cost $112,051)                         112,051
                                                                  ............

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands
Total Investments in Securities

98.7% of Net Assets (Cost $3,563,445)                              $ 5,039,777

Other Assets Less Liabilities                                           63,962
                                                                   ............

NET ASSETS                                                         $ 5,103,739
                                                                   ------------





   +  Affiliated company
   *  Non-income producing
  ++ Securities contain some restrictions as to public resale--total of such securities at year-end amounts to 0.35% of net assets.
   #  Seven-day yield
  ** Common stocks, rights, and warrants--cost $3,432,795, value $4,913,780, 96.3% of net assets
      Preferred stocks--cost $3,588, value $2,105, 0.0% of net assets
      Bonds and notes--cost $15,011, value $11,841, 0.2% of net assets
 ADR  American Depository Receipt
  VR  Variable rate
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at year-end amounts to 0.23% of net assets.
 CAD  Canadian dollar
 GBP  British sterling



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value

  Affiliated companies (cost $513,450)                       $  567,939

  Other companies (cost $3,049,995)                           4,471,838
                                                             ...........
  Total investments in securities                             5,039,777

Other assets                                                     93,072
                                                             ...........
Total assets                                                  5,132,849
                                                             ...........

Liabilities

Total liabilities                                                29,110
                                                             ...........

NET ASSETS                                                   $5,103,739
                                                             -----------
Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions    $  118,853

Net unrealized gain (loss)                                    1,476,332

Paid-in-capital applicable to 219,074,107 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                 3,508,554
                                                             ...........

NET ASSETS                                                   $5,103,739
                                                             -----------

NET ASSET VALUE PER SHARE                                    $    23.30
                                                             -----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/97
Investment Income

Income
 Interest                                              $  9,056
 Dividend                                                 5,756
                                                       .........
 Total income                                            14,812
                                                       .........
Expenses
 Investment management                                   31,439
 Shareholder servicing                                    8,737
 Prospectus and shareholder reports                         518
 Custody and accounting                                     187
 Registration                                               177
 Legal and audit                                             25
 Directors                                                   25
 Miscellaneous                                               39
                                                       .........
 Total expenses                                          41,147
                                                       .........
Net investment income                                   (26,335)
                                                       .........
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                  260,205
Change in net unrealized gain or loss on securities
 (including $55,233 from affiliated companies)          209,666
                                                       .........
Net realized and unrealized gain (loss)                 469,871
                                                       .........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                 $443,536
                                                       ---------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                             Year
                                                            Ended
                                                         12/31/97     12/31/96
 Increase (Decrease) in Net Assets
 Operations
   Net investment income                              $   (26,335)  $  (15,739)
   Net realized gain (loss)                               260,205      343,501
   Change in net unrealized gain or loss                  209,666      213,970
                                                      .........................
   Increase (decrease) in net assets from
    operations                                            443,536      541,732
                                                      .........................
 Distributions to shareholders
   Net realized gain                                     (124,120)    (399,616)
                                                      .........................
 Capital share transactions*
   Shares sold                                          1,465,785    1,865,221
   Distributions reinvested                               118,842      378,036
   Shares redeemed                                     (1,163,722)    (876,500)
                                                      .........................
   Increase (decrease) in net assets from
    capital
   share transactions                                     420,905    1,366,757
                                                      .........................
   Net Assets
   Increase (decrease) during period                      740,321    1,508,873
   Beginning of period                                  4,363,418    2,854,545
                                                      .........................

 End of period                                        $ 5,103,739   $4,363,418
                                                      -------------------------
*Share information
   Shares sold                                             66,264       83,019
   Distributions reinvested                                 5,259       17,615
   Shares redeemed                                        (52,887)     (39,435)
                                                      .........................
   Increase (decrease) in shares outstanding               18,636       61,199

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 1997


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 3, 1960.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------



Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,200,407,000 and $2,036,599,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Undistributed net investment income                                $26,335,000
Paid-in-capital                                                    (26,335,000)


At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $3,563,445,000, and net unrealized gain aggregated $1,476,332,000, of which $1,829,862,000 related to appreciated investments and $353,530,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,844,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $6,448,000 for the year ended December 31, 1997, of which $606,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------



Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 8.8% of the outstanding shares of the New Horizons Fund at December 31, 1997. For the year then ended, the fund was allocated $955,000 of Spectrum expenses, $101,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $2,304,000 and are reflected as interest income in the accompanying Statement of Operations.


-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/97
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .  $1,026,000 from short-term capital gains, and

 . $123,093,000 from long-term capital gains; of which $101,343,000 was subject to the 20% rate gains category.

For corporate shareholders, 100% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and Board of Directors of
T. Rowe Price New Horizons Fund, Inc.

We have audited the accompanying statement of assets and liabilities of T. Rowe Price New Horizons Fund, Inc., including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 21, 1998

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

ACCOUNT SERVICES

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ..........................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ..........................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS +
 ..........................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ..........................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ..........................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *  Formerly the Equity Index Fund.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.
  + Neither the funds nor their share prices are guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE DISCOUNT BROKERAGE
--------------------------------------------------------------------------------



DISCOUNT BROKERAGE

A DIVISION OF T. ROWE PRICE INVESTMENT SERVICES, INC., MEMBER NASD/SIPC


This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.



 *Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.
**Discount applies to our current commission schedule; subject to our $35 minimum commission.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price New Horizons Fund(R).



Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.